EXHIBIT 99





                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Annual Report on Form 10-KSB for the year ended December 31, 2002 of First Kansas Financial Corporation (the "Company") as filed with the Securities and Exchange Commission (the "Report"), we, Larry V. Bailey, President and Chief Executive Officer, and James J. Casaert, Vice President and Treasurer (Principal Accounting Officer), hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Larry V. Bailey                              /s/ James J. Casaert
-------------------------------------            -------------------------------
Larry V. Bailey                                  James J. Casaert
President and Chief Executive Officer            Vice President and Treasurer



March 12, 2003